UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 24, 2019

AVON PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	001-04881	13-0544597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 6, Chiswick Park
London W4 5HR
United Kingdom
(Address of Principal Executive Offices) (Zip Code)

+44-1064-232425
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.25 per share	AVP	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Reference is made to the Agreement and Plan of Mergers, dated May 22, 2019 (as amended by Amendment Number One to Agreement and Plan of Mergers, dated as of October 3, 2019, and as further amended by Amendment Number Two to Agreement and Plan of Mergers, dated as of November 5, 2019, the “Merger Agreement”), among Avon Products, Inc. (the “Company”), Natura Cosméticos S.A., a corporation (sociedade anônima) incorporated under the laws of the Federative Republic of Brazil, Natura &Co Holding S.A., a corporation (sociedade anônima) incorporated under the laws of the Federative Republic of Brazil (“Natura &Co Holding”), Nectarine Merger Sub I, Inc., a Delaware corporation, and Nectarine Merger Sub II, Inc., a Delaware corporation, pursuant to which the Company will become a wholly owned direct subsidiary of Natura &Co Holding (collectively with the other transactions contemplated by the Merger Agreement, the “Transaction”).

On December 24, 2019, the Company issued a press release announcing that, in connection with the Transaction, the Board of Directors of the Company approved a one-time special cash dividend on the Company’s common stock and Series C Preferred Stock (on an as-converted to common stock basis) of $0.01604429 per share (the “Special Dividend”). The Special Dividend is payable to shareholders of record as of December 30, 2019 and will be paid on January 6, 2020.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated December 24, 2019, issued by the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.

By:	/s/ Ginny Edwards
	Name:	Ginny Edwards
	Title:	Vice President, Interim General Counsel and Corporate Secretary

Date: December 26, 2019

Exhibit Index

Exhibit	Description

99.1	Press Release, dated December 24, 2019, issued by the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).